INCOME
OPPORTUNITIES
FUND 1999, INC.








FUND LOGO








Annual Report

December 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



INCOME OPPORTUNITIES FUND 1999, INC.


The Benefits and
Risks of
Leveraging


Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
IOF



DEAR SHAREHOLDER


For the year ended December 31, 1996, Income Opportunities Fund 1999, Inc. earned $0.500 per share income dividends, which included earned and unpaid dividends of $0.042 per share. This represents a net annualized yield of 5.16%, based on a month-end net asset value of $9.69 per share. Over the same period, the Fund's total investment return was +8.02%, based on a change in per share net asset value from $9.50 to $9.69, and assuming reinvestment of $0.500 per share income dividends.

Investment Activities
The Fund's total investment return for 1996 was +8.02%, including an increase of $0.19 in net asset value. This follows a 1995 total investment return of +22.94%. Significantly for 1996, the return was accomplished during a period where interest rates increased significantly. Although short-term interest rates were essentially unchanged with three-month and six-month Treasury bill yields up just 11 basis points (0.11%) and 15 basis points, respectively; three-year, five-year and ten-year Treasury notes were all up over 80 basis points in yield. This equates to total returns for those securities of just +4.21%, +2.43% and +0.07%, respectively.
The Fund outperformed the Treasury benchmarks for several reasons. The Fund is primarily invested in mortgage-backed securities (MBS), which have higher yields to compensate for the imbedded prepayment risk. After interest rates increased, prepayments slowed, reflecting a reduced refinancing incentive. Therefore, the higher yield was achieved without the negative impact of prepayments.

Lessened prepayment concerns led to increased investor demand for MBS. MBS offer both high quality and high yield to investors who seek higher yields than those found in comparable Treasury and corporate securities. This is especially true for commercial MBS where cash flows are more predictable as prepayment lockouts and penalties protect against unwanted prepayments. The increased demand for MBS led to a tightening in Treasury/MBS yield spreads. In terms of price movement, this is the equivalent to a decline in interest rates.

Slower prepayments and stable short-term interest rates also helped the returns on the derivative securities in the portfolio. The Interest Only (IO) securities had large coupon flows that were not offset by large prepayment losses. The Inverse Floaters (IFs) maintained their coupons as the benchmark London Interbank Offered Rate Index did not materially change. As we discussed in previous shareholder reports, our exposure to derivative products is fairly limited. The IO positions are backed by seasoned mortgages where prepayment exposure is less as homeowners have not acted on several refinancing opportunities. The IFs are backed by balloon mortgages that mature around the Fund's termination date. Most were purchased at a sizable discount so that an attractive positive return is generated even in the highly unlikely worst case scenario of zero coupon and zero prepayments.

Leverage also contributed to return. Fortunately our conservative strategy of investing borrowings in adjustable rate securities and short-term maturities worked well in 1996 as returns for short-term securities outpaced those of longer-term securities. Additionally, borrowing costs remained stable. (For a complete discussion of the benefits and risks of leverage, see page 1 of this report to shareholders.) Finally, the share buy back program helped increase the Fund's return, as the discount between the net asset value and the market price accrued to the Fund on the shares repurchased.

We are focusing on portfolio structure as 1997 begins. Our primary investment strategy is to return to a $10.00 per share net asset value. Therefore, the core portfolio continues to shift into securities that offer an attractive yield and a more definitive cash flow maturity structure. This helps limit the reinvestment risk on cash flows that come in too early and the pricing risk on cash flows that are beyond the life of the Fund.

Although the net asset value is our main focus, portfolio yield is also important. For 1996, while our dividend payout was 5.00%, the actual earnings rate on the Fund's holdings was 5.55%. Short-term borrowing rates remained fairly stable for most of 1996, and if this continues the excess earnings rate should continue into early 1997. This will offer some protection against some unforeseen rise in borrowing costs. In the absence of such a rise or other unforeseen adverse circumstances an upward adjustment to the dividend may be warranted sometime in 1997.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 1999, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager


January 30, 1997

As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



Proxy Results

During the six-month period ended November 30, 1996, Income
Opportunities Fund 1999, Inc. stockholders voted on the following proposals. The proposals were approved at the annual stockholders'
meeting on October 14, 1996. The description of each proposal and number of shares voted are as follows:
                                                                     Shares Voted      Shares Voted
                                                                         For        Without Authority
1. To elect the Fund's Board of Directors:   Joe Grills               43,506,041         1,548,152
                                             Walter Mintz             43,493,902         1,560,291
                                             Robert S. Salomon Jr.    43,504,143         1,550,050
                                             Melvin R. Seiden         43,501,841         1,552,352
                                             Stephen B. Swendsrud     43,504,895         1,549,298
                                             Arthur Zeikel            43,477,240         1,576,953


                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                        For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the
   Fund's independent auditors for the current fiscal year.          43,784,984      542,292        726,917



SCHEDULE OF INVESTMENTS
                   S&P        Moody's    Face                                                              Value     Percent of
                  Rating     Rating     Amount                     Issue                      Cost       (Note 1a)   Net Assets
Adjustable Rate++ AAA        Aaa     $ 12,824,129   Prudential Home Mortgage Securities
Mortgage-Backed                                     Company, Inc., REMIC** 93-25-A1,
Obligations*--                                      7.89% due 11/25/2002 (1)              $ 13,110,257  $ 13,152,747     3.1%
Constant Maturity
Treasury Indexed
Obligations

Adjustable Rate++ NR+++      AA++++    10,000,000   Homart Pooled Asset Finance Trust
Mortgage-Backed                                     Corporation, CMO***93-A2, 6.80%
Obligations*--                                      due 12/29/2001++++++++                  10,000,000    10,025,000     2.3
London Interbank  A          Aa2       26,000,000   Saxon Mortgage Securities
Offered Rate                                        Corporation, REMIC** 92-2-B,
Indexed                                             7.793% due 4/28/1998                    26,214,221    26,325,000     6.2
Obligations       AAA        Aaa        4,549,683   Sears Mortgage Securities
                                                    Corportation, REMIC** 92-18-A2,
                                                    7.389% due 9/25/2022                     4,647,393     4,600,867     1.1
                                                                                          ------------  ------------   ------
                                                                                            40,861,614    40,950,867     9.6

                                                    Total Investments in Adjustable
                                                    Rate Mortgage-Backed Obligations        53,971,871    54,103,614    12.7


Fixed Rate        AAA++++++  Aaa       21,185,993   American Southwest Financial
Mortgage-Backed                                     Securities Corp., 95-C1-A1A, 7.30%
Obligations*                                        due 10/01/2001                          21,710,316    21,662,678     5.1
                  AA         AA++++     5,000,000   Blackrock Capital Finance, L.P.,
                                                    CMO*** 96-C2-B, 7.741% due
                                                    11/15/2026++++++++                       5,049,398     5,085,940     1.2
                  AAA        AAA++++++ 14,300,000   CBA Mortgage Inc., CMO*** 93-C1-A2,
                                                    7.773% due 12/25/2003                   14,616,653    14,550,250     3.4
                  AAA        AAA++++    3,956,979   CMC Securities Corporation, REMIC**
                                                    93-B-2, 11% due 4/25/2023 (a)            3,956,979     4,013,861     0.9
                                                    Debartolo Corp., CMO***++++++++:
                  AAA        Aaa       21,300,000     A2, 7.48% due 5/15/2001               21,453,904    21,939,000     5.2
                  AA++++     Aa2       10,000,000     B1, 7.61% due 5/01/2004               10,442,752    10,387,500     2.4
                                                    Federal Home Loan Mortgage
                                                    Corporation, Pool (1):
                  NR+++      NR+++      4,037,017     #W00062, 7.225% due 11/01/1997         4,069,637     4,052,787     1.0
                  NR+++      NR+++     14,544,781     #W00058, 6.925% due 6/01/2001         14,734,497    14,647,049     3.4
                                                    Federal Home Loan Mortgage
                                                    Corporation, REMIC** (1):
                  NR+++      NR+++      5,500,000     G-29-P, 7% due 6/25/2001               5,585,490     5,560,115     1.3
                  NR+++      NR+++      3,500,000     1341-G, 7% due 12/15/2003 (a)          3,512,925     3,542,630     0.8
                  NR+++      NR+++      5,642,600     1784-PD, 7% due 5/01/2025 (b)          5,635,547     5,687,566     1.3
                                       19,375,554   Federal Housing Association, Loan
                                                    Project, CMO*** Series 44, 7.43%
                                                    due 11/14/2026                          20,028,663    19,763,065     4.6
                                                    Federal National Mortgage
                                                    Association, Pool (1):
                  NR+++      NR+++     15,000,000     #160159, 7.516% due 6/30/1999         15,017,958    15,372,656     3.6
                  NR+++      NR+++     29,433,073     #80306, 8% due 3/01/2000              30,052,977    30,076,774     7.1
                  NR+++      NR+++      2,877,530     #160301, 7.997% due 11/01/2000         2,921,198     2,935,081     0.7
                  NR+++      NR+++      4,211,198     #160238, 8.18% due 4/01/2001           4,309,735     4,421,758     1.0
                  NR+++      NR+++      5,487,122     #160239, 8.305% due 4/01/2001          5,640,157     5,775,196     1.4
                  NR+++      NR+++     10,587,540     #160240, 8.43% due 4/01/2001          11,114,595    10,852,228     2.5
                  NR+++      NR+++      9,171,040     #73063, 8.20% due 1/01/2002            9,089,361     9,606,665     2.3
                                                    Federal National Mortgage
                                                    Association, REMIC** (1):
                  NR+++      NR+++      5,000,000     92-122-PG, 7.50% due 9/25/2017 (a)     5,039,837     5,053,100     1.2
                  NR+++      NR+++      8,989,101     94-M2-A, 6.625% due 2/25/2001          8,862,691     8,985,954     2.1
                  NR+++      NR+++      8,177,856     94-M5-A, 8.40% due 4/01/2001           8,391,222     8,525,415     2.0
                  NR+++      NR+++     10,000,000     92-44G, 7.25% due 10/25/2005          10,111,778    10,100,000     2.4
                  NR+++      NR+++     10,000,000     94-M3B, 7.71% due 4/25/2006           10,245,210    10,325,000     2.4
                  NR+++      NR+++      5,223,000     G93-16-E,  5% due 11/25/2015 (b)       4,743,137     5,072,839     1.2
                  NR+++      NR+++      5,000,000     G93-20-PE, 5.90% due 5/25/2016 (b)     4,912,500     4,946,850     1.2
                  NR+++      NR+++     11,700,000     93-19E, 5% due 3/25/2017 (b)          11,402,930    11,385,504     2.7
                  AAA        AAA++++   11,138,000   GE Capital Mortgage Services, Inc.,
                                                    REMIC** 95-9-A3, 6.375% due
                                                    11/01/2000 (1)                          11,037,062    11,037,062     2.6
                                                    Kidder Peabody Acceptance
                                                    Corporation, REMIC**:
                  NR+++      AAA++++    5,000,000     93-M2-A, 6.05% due 8/01/2003++++++++   4,650,000     4,912,500     1.2
                  AA++++++   Aa2        9,660,000     93-M3-B, 6.50% due 11/25/2025 (b)      9,572,456     9,584,531     2.3
                  AAA++++    AAA++++++  3,877,376   Nomura Assets Securities Corp.,
                                                    REMIC** 94-MD1-A1A, 7.371% due
                                                    3/15/2018 (a)                            3,884,425     3,877,376     0.9
                                                    Prudential Home Mortgage Securities
                                                    Company, Inc., REMIC**:
                  AAA++++    Aaa        8,760,000     92-36-A8, 6.50% due 10/01/1999         8,620,387     8,727,150     2.0
                  AAA++++    Aaa       16,800,000     93-40-A3, 6.50% due 10/25/2023
                                                      (1) (b)                               16,485,000    16,660,224     3.9
                                                    Resolution Trust Corporation, REMIC**:
                  AA         AA+++++++  5,000,082     93-C2-B, 7.75% due 7/01/2000 (c)       5,066,101     5,050,082     1.2
                  A+++++++   A2         6,072,731     92-C7-B, 7.15% due 6/25/2023 (a)       6,129,309     6,078,424     1.4
                  AA-++++++  A2        25,855,038     92-C6-B, 7.70% due 7/25/2024 (a)      26,066,648    25,903,517     6.1
                  AA         AA++++       348,858   Ryland Mortgage Securities
                                                    Corporation, REMIC** 93-M1-A, 7.55%
                                                    due 5/15/2002                              351,919       348,858     0.1
                  AA++++     Aa2       27,350,000   Town & Country Funding Corporation,
                                                    CMO***, 5.85% due 8/15/1998             27,169,578    27,136,328     6.4
                  AAA        AAA++++++ 43,135,000   Vornado Finance Corp., CMO***,
                                                    6.36% due 12/01/2000++++++++            39,205,138    42,595,813    10.0

                                                    Total Investments in Fixed Rate
                                                    Mortgage-Backed Obligations            430,890,070   436,239,326   102.5

SCHEDULE OF INVESTMENTS (continued)
                   S&P        Moody's    Face                                                              Value     Percent of
                  Rating     Rating     Amount                     Issue                      Cost       (Note 1a)   Net Assets
Derivative        AAA        Aaa     $ 28,077,174   CMC Securities Corporation II,
Mortgage-Backed                                     REMIC** 93-2I-A3, 0.50% due
Obligations*--                                      9/25/2023                             $    370,984  $    154,424     0.0%
Interest Only (3)                                   DLJ Mortgage Acceptance
                                                    Corporation, REMIC**:
                  AAA        Aaa       75,087,514     92-9-A1, 0.615% due 10/25/2022         1,195,880       825,963     0.2
                  AAA        Aaa       28,365,313     93-20-1S, 0.752% due 12/25/2023          586,455       368,749     0.1
                                                    Federal Home Loan Mortgage
                                                    Corporation, REMIC**:
                  NR+++      NR+++      5,632,409     G-24-IA, 6.50% due 8/25/2013             337,885       358,186     0.1
                  NR+++      NR+++     34,870,713     1547-SC, 4.627% due 3/15/2017          2,483,378     1,525,594     0.4
                  NR+++      NR+++      9,038,430     143-B, 8% due 7/15/2022                3,565,758     2,722,827     0.6
                  NR+++      NR+++      4,954,691     1397-IO, 8% due 10/15/2022             2,037,565     1,495,672     0.4
                                                    Federal National Mortgage
                                                    Association, REMIC**:
                  NR+++      NR+++      7,650,448     92-G-5H, 9% due 1/25/2022              3,114,928     2,223,373     0.5
                  NR+++      NR+++      2,346,429     92-15-W, 8% due 2/25/2022              1,073,408       703,178     0.2
                  NR+++      NR+++      7,510,477     120-2, 8% due 3/25/2022                4,169,013     2,250,740     0.5
                  NR+++      NR+++         50,059     92-196-L, 1,187.60% due 8/25/2006      1,249,604     1,070,235     0.3
                  AAA        AAA++++   53,192,962   Fund America Investors Corporation
                                                    II, REMIC** 93-J, 0.25% due
                                                    11/25/2023                                 416,593       192,558     0.0
                  AAA++++++  Aaa       41,439,133   Mortgage Capital Fund Inc., REMIC**
                                                    94-MCI-I1, 1.044% due 6/25/2019            934,487       608,658     0.1
                                                                                          ------------  ------------   ------
                                                                                            21,535,938    14,500,157     3.4


Derivative                                          Federal Home Loan Mortgage
Mortgage-Backed                                     Corporation, REMIC**:
Obligations*--    NR+++      NR+++     11,244,406     1453-S, 6.797% due 1/15/2000 (1)      10,285,117    11,082,711     2.6
Inverse           NR+++      NR+++      3,101,660     1516-SC, 4.584% due 6/15/2000          2,334,968     2,667,427     0.6
Floaters (4)      NR+++      NR+++      5,618,048     1516-S, 4.967% due 6/15/2000           5,194,938     5,182,649     1.2
                  NR+++      NR+++      9,074,225     1765-A-S, 6.791% due 2/15/2001         7,520,264     8,668,721     2.0
                  NR+++      NR+++      6,096,335     1743-S, 5.55% due 8/15/2001            5,098,060     5,669,592     1.3
                                                    Federal National Mortgage
                                                    Association, REMIC**:
                  NR+++      NR+++      5,003,830     93-81-S, 1.80% due 6/25/2000           3,366,640     4,128,160     1.0
                  NR+++      NR+++     10,000,000     93-123-S, 7.734% due 7/25/2000 (1)    10,899,149     9,703,125     2.3
                  NR+++      NR+++     10,000,000     X-169-B, 4.386% due 9/25/2000          7,650,000     8,906,250     2.1
                                                    Prudential Home Mortgage
                                                    Securities Company, Inc., REMIC**:
                  AAA++++    Aaa        3,319,298     93-59-A6, 2.977% due 12/25/2000        2,602,537     2,832,291     0.7
                  AAA++++    Aaa        5,203,532     93-59-A8, 3.436% due 12/25/2000        4,162,826     4,482,426     1.1
                                                                                          ------------  ------------   ------
                                                                                            59,114,499    63,323,352    14.9

Derivative        NR+++      NR+++      6,093,228   Government National Mortgage
Mortgage-Backed                                     Association, REMIC** 94-5-PA,
Obligations*--                                      8.024% due 6/16/2012 (1)                 5,579,428     5,630,508     1.3
Principal Only
(2)(5)
                                                    Total Investments in Derivative
                                                    Mortgage-Backed Obligations             86,229,865    83,454,017    19.6


                                                    Total Investments in  Mortgage-
                                                    Backed Obligations                     571,091,806   573,796,957   134.8


Municipal         AA         Aa         4,600,000   Alabama State Refunding
Bonds (2)                                           Bonds, 5.70% due 9/01/2000               3,722,050     3,906,044     0.9
                  AAA        Aaa        2,445,000   Allegheny County, Pennsylvania,
                                                    Sanitation Authority Revenue Bonds,
                                                      5.75% due 12/01/2000 (7)               1,954,372     2,058,641     0.5
                  AAA        Aaa       12,260,000   Houston, Texas, Water and Sewer
                                                    System, Revenue Refunding Bonds,
                                                      5.65% due 12/01/2000 (6)               9,832,734    10,302,936     2.4
                                                    Maricopa County, Arizona, School
                                                    District No. 28, Refunding Bonds,
                                                    Second Series (7):
                  AAA        Aaa        3,000,000     5.55% due 1/01/1999                    2,688,861     2,757,990     0.8
                  AAA        Aaa        4,000,000     5.70% due 1/01/2000                    3,379,324     3,506,280     0.8
                  AAA        Aaa        9,350,000     5.70% due 7/01/2000                    7,680,316     8,017,906     1.9
                                                    Maricopa County, Arizona, School
                                                    District No. 41, Refunding Bonds,
                                                    Second Series (7):
                  AAA        Aaa        1,000,000     5.65% due 1/01/2000                      845,049       876,570     0.2
                  AAA        Aaa        1,500,000     5.65% due 7/01/2000                    1,232,493     1,286,295     0.3
                  AAA        Aaa        3,500,000     5.90% due 1/01/2001                    2,773,633     2,919,000     0.7
                  AAA        Aaa        6,335,000   New Jersey Wastewater Treatment
                                                    Trust, Refunding Bonds, Series A,
                                                    4.43% due 9/01/1999                      5,641,198     5,662,920     1.3
                  AAA        Aaa        7,000,000   North Slope Boro, Alaska, Revenue
                                                    Refunding Bonds, Series A, 5.90% due
                                                    6/30/2001 (8)                            5,381,921     5,662,020     1.3
                  AAA        Aaa        3,000,000   Round Rock, Texas, Independent School
                                                    District Refunding Bonds, 5.74% due
                                                    2/15/2001                                2,378,864     2,483,160     0.6
                  AA         Aa         6,000,000   Washington State Public Power Supply
                                                    Systems, Revenue Refunding Bonds
                                                    (Nuclear Project No. 3), Series B,
                                                    5.98% due 7/01/2001                      4,567,626     4,819,140     1.1

                                                    Total Investments in Municipal Bonds    52,078,441    54,258,902    12.8

US Government                                       United States Treasury Notes:
Obligations       NR+++      NR+++     10,000,000     6% due 9/30/1998                      10,038,182    10,025,000     2.4
                  NR+++      NR+++      5,000,000     5.625% due 11/30/1998                  4,978,906     4,977,350     1.2
                  NR+++      NR+++      1,500,000     5.50% due 4/15/2000                    1,483,680     1,473,285     0.3

                                                    Total Investments in US Government
                                                    Obligations                             16,500,768    16,475,635     3.9


SCHEDULE OF INVESTMENTS (concluded)
                                           Face                                                             Value     Percent of
                                          Amount                   Issue                       Cost       (Note 1a)   Net Assets
Short-Term        Repurchase         $    561,000   Nikko Securities International,
Securities        Agreements+++++                   Inc., purchased on 12/31/1996 to
                                                    yield 6.50% to 1/02/1997              $    561,000  $    561,000     0.1%
                                        2,500,000   Smith Barney Holdings, Inc.,
                                                    purchased on 12/27/1996 to yield
                                                    6% to 1/03/1997                          2,500,000     2,500,000     0.6

                                                    Total Investments in Short-Term
                                                    Securities                               3,061,000     3,061,000     0.7


                                                    Total Investments                     $642,732,015   647,592,494   152.2
                                                                                          ============
                                                    Liabilities in Excess of Other
                                                    Assets                                              (222,151,171)  (52.2)
                                                                                                        ------------   ------
                                                    Net Assets                                          $425,441,323   100.0%
                                                                                                        ============   ======

                  Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
               (a)1--2 years.
               (b)2--4 years.
               (c)4--6 years.
                 *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                **Real Estate Mortgage Investment Conduits (REMIC) are
                  identified by the year created, series issued, and the particular tranche.
               ***Collateralized Mortgage Obligation (CMO).
                ++Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
              ++++Rating of issue is by Fitch Investors Service.
            ++++++Rating of issue is by Duff & Phelps.
               (1)Security represents collateral in connection with a Reverse
                  Repurchase Agreement (Note 5).
               (2)The interest rates shown represent the approximate yield to maturity.
               (3)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (4)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
               (5)Represents the principal only portion of a mortgage-backed obligation. Stripped securities are traded on a discount basis and amortized to maturity.
               (6)AMBAC Insured.
               (7)FGIC Insured.
               (8)MBIA Insured.
               +++Not Rated.
             +++++Repurchase Agreements are fully collateralized by US Government
                  & Agency Obligations.
          ++++++++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $94,946,000, representing 22.3% of net assets.


                                                    Acquisition                               Value
                  Issue                               Date(s)              Cost             (Note 1a)
                  Blackrock Capital Finance,
                    L.P., CMO 96-C2-B,
                    7.741% due 11/15/2026            9/20/1996        $  5,049,398        $  5,085,940
                  Debartolo Corp., CMO:
                    A2, 7.48% due 5/15/2001          2/27/1995-
                                                     9/06/1996          21,453,904          21,939,000
                    B1, 7.61% due 5/01/2004         11/29/1996          10,442,752          10,387,500
                  Homart Pooled Asset Finance
                    Trust Corporation, CMO 93-A2,
                    6.80% due 12/29/2001            12/29/1993          10,000,000          10,025,000
                  Kidder Peabody Acceptance
                    Corporation, REMIC 93-M2-A,
                    6.05% due 8/01/2003              4/11/1995           4,650,000           4,912,500
                  Vornado Finance Corp., CMO,
                    6.36% due 12/01/2000            11/01/1994-
                                                     7/16/1996          39,205,138          42,595,813

                  Total                                               $ 90,801,192        $ 94,945,753
                                                                      ============        ============

                  Ratings of issues shown have not been audited by Ernst & Young LLP.

                  See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$642,732,015) (Note 1a)                         $647,592,494
                    Cash                                                                                         196,368
                    Receivables:
                      Securities sold                                                      $ 10,185,680
                      Interest                                                                4,808,531
                      Principal paydowns                                                        180,564       15,174,775
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       8,628
                    Prepaid expenses and other assets                                                              5,787
                                                                                                            ------------
                    Total assets                                                                             662,978,052
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                208,500,505
                      Securities purchased                                                   20,952,157
                      Interest expense (Note 5)                                               4,379,054
                      Dividends to shareholders (Note 1f)                                     1,834,768
                      Capital shares repurchased                                                680,560
                      Investment adviser (Note 2)                                               201,105      236,548,149
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       988,580
                                                                                                            ------------
                    Total liabilities                                                                        237,536,729
                                                                                                            ------------

Net Assets:         Net assets                                                                              $425,441,323
                                                                                                            ============

Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  4,388,343
                    Paid-in capital in excess of par                                                         426,569,590
                    Undistributed investment income--net                                                      12,290,963
                    Accumulated realized capital losses on investments--net (Note 6)                         (22,668,052)
                    Unrealized appreciation on investments--net                                                4,860,479
                                                                                                            ------------
                    Net assets--Equivalent to $9.69 per share based on 43,883,427
                    shares outstanding (market price--$9.00)                                                $425,441,323
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 43,108,669
(Note 1d):

Expenses:           Interest expense (Note 5)                                              $ 12,111,088
                    Investment advisory fees (Note 2)                                         2,449,256
                    Professional fees                                                           100,770
                    Accounting services (Note 2)                                                 93,480
                    Transfer agent fees                                                          77,923
                    Custodian fees                                                               51,310
                    Trustees' fees and expenses                                                  39,147
                    Printing and shareholder reports                                             20,188
                    Amortization of organization expenses (Note 1e)                              13,176
                    Pricing fees                                                                  2,636
                    Listing fees                                                                    375
                    Other                                                                        64,031
                                                                                           ------------
                    Total expenses                                                                            15,023,380
                                                                                                            ------------
                    Investment income--net                                                                    28,085,289
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,406,527
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (3,275,184)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 27,216,632
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $ 28,085,289     $ 27,430,126
                    Realized gain (loss) on investments--net                                  2,406,527       (1,876,062)
                    Change in unrealized appreciation/depreciation on investments--net       (3,275,184)      61,650,129
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     27,216,632       87,204,193
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                  (23,177,460)     (25,472,302)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to shareholders     (23,177,460)     (25,472,302)
                                                                                           ------------     ------------

Capital Stock       Net decrease in net assets derived from capital stock transactions      (49,280,594)     (30,816,624)
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total increase (decrease) in net assets                                 (45,241,422)      30,915,267
                    Beginning of year                                                       470,682,745      439,767,478
                                                                                           ------------     ------------
                    End of year*                                                           $425,441,323     $470,682,745
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $ 12,290,963     $  7,383,175
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1996
Cash Provided       Net increase in net assets resulting from operations                                  $   27,216,632
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                    (85,459)
                      Decrease in other assets                                                                    17,599
                      Decrease in other liabilities                                                             (581,747)
                      Realized and unrealized loss on investments--net                                           868,657
                      Amortization of premium and discount--net                                                5,142,545
                                                                                                          --------------
                    Net cash provided by operating activities                                                 32,578,227
                                                                                                          --------------

Cash Provided       Proceeds from principal payments and sales of long-term securities                       445,394,975
by Investing        Purchases of long-term securities                                                       (389,398,238)
Activities:         Purchases of short-term investments                                                     (602,158,617)
                    Proceeds from sales and maturities of short-term investments                             606,397,000
                                                                                                          --------------
                    Net cash provided by investing activities                                                 60,235,120
                                                                                                          --------------

Cash Used for       Cash receipts from borrowings                                                            141,653,801
Financing           Cash payments on borrowings                                                             (161,807,628)
Activities:         Cash payments on capital shares repurchased                                              (49,339,563)
                    Dividends paid to shareholders                                                           (23,410,520)
                                                                                                          --------------
                    Net cash used for financing activities                                                   (92,903,910)
                                                                                                          --------------

Cash:               Net decrease in cash                                                                         (90,563)
                    Cash at beginning of year                                                                    286,931
                                                                                                          --------------
                    Cash at end of year                                                                   $      196,368
                                                                                                          --------------

Cash Flow           Cash paid for interest                                                                $   13,456,628
Information:                                                                                              ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                               Aug. 28,
                    financial statements.                                                                      1992++ to
                                                                           For the Year Ended December 31,      Dec. 31,
                    Increase (Decrease) in Net Asset Value:            1996++++    1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $   9.50   $   8.22  $   9.32  $   9.37   $   9.50
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .60        .55       .60       .65        .21
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       1.23     (1.11)     (.01)      (.15)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69       1.78      (.51)      .64        .06
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.50)      (.50)     (.59)     (.59)      (.18)
                      Realized gain on investments--net                     --         --        --      (.08)        --
                      In excess of realized gain on investments
                      --net                                                 --         --        --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.50)      (.50)     (.59)     (.69)      (.18)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from the issuance
                    of Common Stock                                         --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.69   $   9.50  $   8.22  $   9.32   $   9.37
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $   9.00   $   8.25  $  7.375  $   8.75   $   9.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     15.53%     19.00%    (9.18%)    1.77%     (5.78%)+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.02%     22.94%    (4.97%)    7.02%       .46%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense.                                     .65%       .69%      .67%      .83%       .47%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                  .65%       .69%      .67%      .83%       .91%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             3.36%      3.70%     2.80%     2.30%      1.63%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.29%      5.98%     6.93%     6.86%      6.54%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $425,441   $470,683  $439,767  $517,147   $520,319
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.96%     60.70%    94.71%   185.21%     48.17%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings, end of period
                    (in thousands)                                    $208,501   $228,654  $217,236  $255,088   $252,439
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings
                    outstanding during the period
                    (in thousands)                                    $206,923   $226,188  $239,251  $204,770   $135,203
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings per
                    share during the period                           $   4.42   $   4.39  $   4.39  $   3.69   $   2.44
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service, approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net invest-ment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $41 have been reclassified between accumulated realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of average weekly net assets from January 19, 1994 to September 1, 1997, and 0.40% of average weekly net assets from September 1, 1997 through termination of the Fund.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith ("MLPF&S"), $1,779 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $404,357,895 and $455,669,644, respectively.

Net realized and unrealized gains as of December 31, 1996 were as follows:


                                     Realized    Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $ 2,448,729    $ 4,860,479
Options written                        10,938             --
Financial futures contracts            59,860             --
Interest rate swaps                  (113,000)            --
                                  -----------    -----------
Total                             $ 2,406,527    $ 4,860,479
                                  ===========    ===========

Transactions in call options written for the year ended December 31, 1996 were as follows:


                                    Number of      Premiums
Call Options Written                Contracts      Received

Outstanding call options
written at beginning of year               --             --
Options written                            10    $    15,625
Options closed                            (10)       (15,625)
                                  -----------    -----------
Outstanding call options
written at end of year                     --    $        --
                                  ===========    ===========

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $4,807,816 of which $14,303,038 related to appreciated securities and $9,495,222 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $642,784,678.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At December 31, 1996, total paid-in capital amounted to $430,957,933.

During the year, the Fund repurchased 5,683,900 shares of capital stock, at an average market price of $8.67, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1996, the Fund had entered into reverse repurchase agreements in the amount of $208,500,505. For the year ended December 31, 1996, the maximum amount of reverse repurchase agreements outstanding was $234,646,832, the average amount outstanding was approximately $211,320,000, and the daily weighted average interest rate was 5.73%.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $22,531,000, of which $14,861,000 expires in 2002 and $7,670,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Income Opportunities Fund 1999, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 1999, Inc., including the schedule of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included comfirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 1999, Inc. at December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(ERNST & YOUNG LLP)


Princeton, New Jersey
February 3, 1997
</AUDIT-REPORT>